
                                TOYOTA MOTOR CREDIT CORPORATION
                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
 DISTRIBUTION DATE OF APRIL 15, 2004 FOR THE COLLECTION PERIOD MARCH 1, 2004 THROUGH MARCH 31, 2004


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A-1               CLASS A-2
                                                                                    ---------               ---------
                                                             TOTAL                   BALANCE                 BALANCE
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                    $1,827,500,000.00           $556,500,000.00          $479,000,000.00
  Subordinated Seller's Interest                           $56,538,596.00
  Receivables Pool Balance                              $1,884,038,596.00
  Principal Factor                                             1.00000000                1.00000000               1.00000000
  Rate                                                                                        1.120%                   1.430%
  Final Scheduled Payment Date                                                   September 15, 2004        February 15, 2006
  Number of Contracts                                             120,273
  Weighted Average A.P.R.                                           6.095%
  Weighted Average Remaining Term                                   48.05 months
  Servicing Fee Rate                                                1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                    $1,381,252,820.35           $110,252,820.35          $479,000,000.00
  Subordinated Seller's Interest                           $56,538,596.00
  Receivables Pool Balance                              $1,437,791,416.35
  Securities Pool Factor                                       0.75581550                0.19811828               1.00000000
  Number of Contracts                                             106,348
  Weighted Average A.P.R.                                            6.09%
  Weighted Average Remaining Term                                   42.19 months
  Precompute and Simple Interest Advances                   $2,081,838.45
  Payahead Account Balance                                     $93,622.28
  Interest Shortfall                                                $0.00                     $0.00                    $0.00
  Principal Shortfall                                               $0.00                     $0.00                    $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                    $1,312,505,963.38            $41,505,963.38          $479,000,000.00
  Subordinated Seller's Interest                           $56,538,596.00
  Receivables Pool Balance                              $1,369,044,559.38
  Securities Pool Factor                                       0.71819752                0.07458394               1.00000000
  Number of Contracts                                             103,738
  Weighted Average A.P.R.                                            6.08%
  Weighted Average Remaining Term                                   41.27 months
  Precompute and Simple Interest Advances                   $1,890,530.06
  Payahead Account Balance                                    $106,834.78
  Interest Shortfall                                                $0.00                     $0.00                    $0.00
  Principal Shortfall                                               $0.00                     $0.00                    $0.00
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A-3             CLASS A-4               SUBORDINATED
                                                              ---------             ---------               ------------
                                                               BALANCE               BALANCE             SELLER'S INTEREST
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                      $554,000,000.00           $238,000,000.00
  Subordinated Seller's Interest                                                                              $56,538,596.00
  Receivables Pool Balance
  Principal Factor                                             1.00000000                1.00000000
  Rate                                                              2.295%                    2.790%
  Final Scheduled Payment Date                            August 15, 2007          January 15, 2010         January 15, 2010
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                      $554,000,000.00            $238,000,000.00
  Subordinated Seller's Interest                                                                              $56,538,596.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000                 1.00000000              1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                $0.00                     $0.00
  Principal Shortfall                                               $0.00                     $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                      $554,000,000.00           $238,000,000.00
  Subordinated Seller's Interest                                                                              $56,538,596.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000                1.00000000               1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                $0.00                     $0.00
  Principal Shortfall                                               $0.00                     $0.00
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                      $0.00
  Specified Reserve Account Percentage                                                                                         0.00%
  Specified Reserve Account Amount                                                                                            $0.00
  Specified Reserve Account Percentage (if Condition i or ii met)                                                              3.50%
  Specified Reserve Account Amount (if Condition i or ii met)                                                        $45,937,708.72

  Beginning Balance                                                                                                           $0.00
  Total Withdraw                                                                                                              $0.00
  Amount Available for Deposit to the Reserve Account                                                                 $3,619,895.38
                                                                                                                      -------------
  Reserve Account Balance Prior to Release                                                                            $3,619,895.38
  Reserve Account Required Amount                                                                                             $0.00
  Reserve Account Release to Seller                                                                                   $3,619,895.38
                                                                                                                      -------------
  Ending Reserve Account Balance                                                                                              $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                                              $9,420,193.00

  Beginning of Period Balance                                                                                                 $0.00
  Draws                                                                                                                       $0.00
  Reimbursements                                                                                                              $0.00
  End of Period Balance                                                                                                       $0.00
                                                                                                                      -------------
  Current Period Undrawn Amount                                                                                       $9,420,193.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                   VEHICLES            AMOUNT
                                                                   --------            ------
  Liquidated Contracts                                                52
                                                                     ---

  Gross Principal Balance of Liquidated Receivables                                        $674,469.06
  Net Liquidation Proceeds Received During the Collection Period                          ($410,986.93)
  Recoveries on Previously Liquidated Contracts                                            ($15,547.27)
                                                                                         -------------
  Aggregate Credit Losses for the Collection Period                                        $247,934.86
                                                                                         -------------


                                                                                         -------------

  Cumulative Credit Losses for all Periods                           202                 $1,044,921.52
                                                                     ---                 -------------
  Repossessed in Current Period                                       30
                                                                     ---


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                           ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                       CHARGE-OFF RATE

    Second Preceding Collection Period                                                           0.14%
    First Preceding Collection Period                                                            0.18%
    Current Collection Period                                                                    0.21%

--------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)

Three Month Average                                                                              0.18%
Charge-off Rate Indicator ( > 2.25%)                                                 CONDITION NOT MET
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------


                                             PERCENT   CONTRACTS      PERCENT               AMOUNT
                                             -------   ---------      -------               ------

  30-59 Days Delinquent                        0.44%         459        0.49%            $6,722,727.92
  60-89 Days Delinquent                        0.07%          73        0.08%            $1,106,222.54
  Over 89 Days Delinquent                      0.09%          97        0.12%            $1,595,959.05
                                                       ---------                    ------------------
  Total Delinquencies                                        629                         $9,424,909.51
                                                       =========                    ==================

  Repossessed Vehicle Inventory                               51*
   * Included with delinquencies above


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

    Second Preceding Collection Period                                                           0.17%
    First Preceding Collection Period                                                            0.20%
    Current Collection Period                                                                    0.16%

--------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)

Three Month Average                                                                              0.18%
Delinquency Percentage Indicator ( > 2.25%)                                          CONDITION NOT MET
--------------------------------------------------------------------------------------------------------


                                TOYOTA MOTOR CREDIT CORPORATION
                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
 DISTRIBUTION DATE OF APRIL 15, 2004 FOR THE COLLECTION PERIOD MARCH 1, 2004 THROUGH MARCH 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A-1      CLASS A-2       CLASS A-3    CLASS A-4     SUBORDINATED
                                                           ---------      ---------       ---------    ---------     ------------
                                           TOTAL            BALANCE        BALANCE         BALANCE      BALANCE    SELLER'S INTEREST
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received          $68,072,387.91
  Interest Payments Received            $7,560,526.69
  Net Precomputed Payahead Amount         ($13,212.50)
  Aggregate Net Liquidation Proceeds
     Received                             $426,534.20
  Principal on Repurchased Contracts            $0.00
  Interest on Repurchased Contracts             $0.00
                                     ----------------
  Total Collections                    $76,046,236.30
  Net Simple Interest Advance Amount     ($190,535.72)
  Net Precomputed Advance Amount             ($772.67)
                                     ----------------
  Total Available Amount               $75,854,927.91

AMOUNTS DUE
-----------
  Servicing Fee                         $1,198,159.51
  Accrued and Unpaid Interest           $2,290,016.05
  Principal                            $68,746,856.97
  Reserve Account                       $3,619,895.38
                                     ----------------
  Total Amount Due                     $75,854,927.91

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                         $1,198,159.51
  Interest                              $2,290,016.05       $106,332.72   $570,808.33   $1,059,525.00  $553,350.00         N/A
  Principal                            $68,746,856.97    $68,746,856.97         $0.00           $0.00        $0.00       $0.00
  Reserve Account                       $3,619,895.38
                                     ----------------    --------------   -----------   -------------  -----------------------------
  Total Amount Distributed             $75,854,927.91    $68,853,189.69   $570,808.33   $1,059,525.00  $553,350.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                          $153,406.03
  Prepayments in Full                                         31 contracts                 $122,420.96
  Repurchased Receivables Principal                                                              $0.00
  Payments Behind/Ahead on Repurchased Receivables                                               $0.00
  Total Collections                                                                        $318,840.30
  Advances - Reimbursement of Previous Advances                                                $772.67
  Advances - Current Advance Amount                                                              $0.00
  Payahead Account - Payments Applied                                                            $0.00
  Payahead Account - Additional Payaheads                                                   $13,212.50

Simple Interest Contracts
-------------------------
  Collected Principal                                                                   $40,611,544.88
  Prepayments in Full                                       2527 contracts              $27,185,016.04
  Collected Interest                                                                     $7,517,513.38
  Repurchased Receivables Principal                                                              $0.00
  Repurchased Receivables Interest                                                               $0.00
  Advances - Reimbursement of Previous Advances                                            $190,535.72
  Advances - Current Advance Amount                                                              $0.00

-------------------------------------------------------------------------------------------------------


                                TOYOTA MOTOR CREDIT CORPORATION
                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
 DISTRIBUTION DATE OF APRIL 15, 2004 FOR THE COLLECTION PERIOD MARCH 1, 2004 THROUGH MARCH 31, 2004

---------------------------------------------------------------------------------------------------------
                                                                                               CLASS A-3
                                                                                               ---------
                                                                                                BALANCE
---------------------------------------------------------------------------------------------------------
NOTE RATES FOR APRIL 15, 2004 PAYMENT DATE
------------------------------------------
One Month LIBOR                                                                                 1.09000%
Spread                                                                                          0.03000%
                                                                                           --------------
Note Rates:                                                                                     1.12000%

Number of Days in Interest Period (Days)                                                             31

Interest Payments
Interest Calculation for Current Interest Period                                             534,302.22
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                       1,059,525.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                      1,059,525.00
   Proration %                                                         0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                      534,302.22
   Interest Payment to Noteholders (Swap Payments Incoming)                                  534,302.22

Net Swap Payment due to / (received from) Swap Counterparty                                 (525,222.78)



PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                               554,000,000.00
Principal Payment due to Investors
Ending Notional Balance                                                                  554,000,000.00


SWAP TERMINATION PAYMENT                                                                        N/A


NOTE RATES FOR MAY 17, 2004 PAYMENT DATE
----------------------------------------
One Month LIBOR                                                                                 1.10000%
Spread                                                                                          0.03000%
                                                                                           --------------
Note Rates:                                                                                     1.13000%

Number of Days in Interest Period (Days)                                                             32

---------------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.







/s/ Maura Mizuguchi
------------------------------------------
    Maura Mizuguchi
    National Manager & Treasury Controller